MARKETABLE SECURITIES (Tables)	12 Months Ended
Dec. 31, 2022
Marketable Securities
Schedule of marketable securities

			Average rate (2)
	WAM (1)	Currency		12.31.22	12.31.21
Fair value through other comprehensive income
Equity securities (3)	-	USD	-	11,752	13,338
Fair value through profit and loss
Financial treasury bills	1.79	R$	12.25%	364,543	324,771
Investment funds - FIDC BRF	1.08	R$	-	15,505	15,438
Repurchase agreement	0.53	R$	-	53,809	5,302
Other	0.08	R$ / ARS	-	21	16,782
				433,878	362,293
Amortized cost
Sovereign bonds and other (4)	2.47	AOA	6.73%	379,145	418,637
				824,775	794,268
Current				418,373	346,855
Non-current (5)				406,402	447,413

(1)	Weighted average maturity in years.
(2)	Weighted average annual rate.
(3)	It’s comprised of Aleph Farms Ltd. stocks.
(4)	It’s comprised of private securities and sovereign securities of the Angola Government and are presented net of expected credit losses in the amount of R$15,231 (R$18,630 on December 31, 2021).
(5)	Maturity until June of 2025.